July 19, 2018 – 9:00am CT Earnings Conference Call Second Quarter 2018

Forward-Looking Statements and Non-GAAP Measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K/A for 2017, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. In addition to financial measures based on U.S. GAAP, Dover provides supplemental non-GAAP financial information. Management uses non-GAAP measures in addition to GAAP measures to understand and compare operating results across periods, make resource allocation decisions, and for forecasting and other purposes. Management believes these non-GAAP measures reflect results in a manner that enables more meaningful analysis of trends and facilitates comparison of results across periods and to those of peer companies. These non-GAAP financial measures have no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled measures used by other companies due to potential differences between the companies in calculations. The use of these non-GAAP measures has limitations and they should not be considered as substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. Reconciliations and definitions are included either in this presentation or in Dover’s earnings release and investor supplement for the second quarter, which are available on Dover’s website. 2

Q2 2018 - Highlights Revenue increases 3% to $1.8B Bookings up 6% to $1.9B Organic growth of 3% Organic growth of 6% Adjusted earnings from continuing Adjusted diluted EPS from continuing operations(1) increases 19% to $200M operations(2) at $1.30, up 21% Earnings from continuing operations on a GAAP Diluted EPS from continuing operations on a basis up 17% to $166M GAAP basis at $1.08, up 20% Segment performance Other Activities Adjusted EBIT(1) increases 3% to $276M, with Successfully completed Apergy spin-off margin at 15.3% $700 million accelerated share repurchase (1) Adjusted EBITDA up 2% to $343M Rightsizing costs of $7M FY 2018 Guidance Revenue growth of 2% to 3% (organic growth of 3% to 4%) Adjusted diluted EPS(2) of $4.75 to $4.85 (1) Non-GAAP measures (definitions and reconciliations in appendix) (2) Adjusted diluted EPS excludes acquisition-related amortization and rightsizing costs (reconciliation in appendix) 3

Q2 2018 – Financial Summary US GAAP from continuing operations Q2 2018 Q2 2017 ∆ Revenue ($M) 1,798 1,737 3% Earnings ($M) 166 142 17% Diluted EPS ($) 1.08 0.90 20% Non-GAAP (1) from continuing operations Adjusted EBIT – Segment ($M) 276 267 3% margin percent 15.3% 15.4% (10 bps) Adjusted EBITDA – Segment ($M) 343 337 2% margin percent 19.1% 19.4% (30 bps) Adjusted Earnings ($M) 200 168 19% Adjusted diluted EPS (2) ($) 1.30 1.07 21% (1) Non-GAAP measures (definition and reconciliation in appendix) (2) Adjusted diluted EPS excludes acquisition-related amortization and rightsizing costs (reconciliation in appendix) 4

Q2 2018 - Revenue & Bookings Revenue Split Revenue Change in Organic Revenue: +$60M, or 3.5% 5% 12% By Region 52% 22% 9% ($M) US 1,737 39 44 -24 39 -38 1,798 OTHER AMER. Q2 2017 DES DF DRFE FX ACQ./ Q2 2018 ORG. ORG. ORG. DISP. (1) EUROPE ASIA OTHER Bookings Change in Organic Bookings: +$105M, or 5.9% 22% By 39% Segment DES 39% DF 1,772 62 80 -38 45 -37 1,886 ($M) DFRE Q2 2017 DES DF DRFE FX ACQ./ Q2 2018 ORG. ORG. ORG. DISP. (2) (1) Acquisitions: $7M, dispositions: $45M (2) Acquisitions: $12M, dispositions: $49M Note: Numbers may not add due to rounding 5

Q2 2018 – Adj. Segment EBIT & EBITDA Walk, and Earnings & Adj. Earnings Walk – (Continuing Operations basis) Change in Adjusted Segment EBIT (3) +$8M +3% A A D 19.1% D 19.4% 15.3% 15.4% 267 69 337 15 7 -15 343 -68 276 ($M) ADJ. EBIT D&A (1) ADJ. EBITDA DES DF DRFE ADJ. EBITDA D&A (2) ADJ. EBIT Q2 2017 Q2 2018 Change in Adjusted Earnings from Continuing Operations (3) +$32M +19% 142 0 26 168 8 7 17 200 -28 -5 166 ($M) GAAP RIGHTSIZING ACQ. ADJ. SEGMENT CORP. INT./TAX ADJ. ACQ. RIGHTSIZING GAAP EARNINGS AMORT. EARNINGS EBIT EXPENSE EXPENSE EARNINGS AMORT. EARNINGS Q2 2017 Q2 2018 Note: Numbers may not add due to rounding (1) Depreciation: $31M, Amortization: $38M (2) Depreciation: $31M, Amortization: $36M 6 (3) Non-GAAP measures (definition and reconciliation in appendix)

1H 2018 – Free Cash Flow 1H 2018 1H 2017 ∆ Net earnings: $271 $336 ($65) Loss (earnings) from disc. ops.: 4 (39) 43 D&A: 138 140 (2) Gain on disposition: 0 (90) 90 Chg. in working capital: (129) (70) (59) Chg. in accrued & deferred taxes: 2 (23) 25 Chg. in other (1): (111) (56) (55) Cash flow from operations: $175 $198 (23) Capex: (96) (79) (17) Free cash flow: $79 $119 12.3% ($40) FCF as a % of revenue: 2.3% 3.6% FCF Conversion (2): 28.4% 40.1% • Q2 2018 free cash flow at 6% of revenue (1) Includes stock-based compensation and changes in other current and non-current assets and liabilities (2) Free cash flow divided by earnings from continuing operations (GAAP basis) Note: Numbers may not add due to rounding 7

Share Repurchase Activity - $1 billion plan Ending Weighted Average Open Market $ ASR $ Shares ($ in millions) ($ in millions) (Shares in 000’s) FY 2017 $105 $0 157,744 1H 2018 45 700 155,573 2H 2018F 150 0 ≈152,200 16.5% Total Plan $300 $700 12.3% • $1 billion repurchase plan will be completed in 2018 8

Segment Information 9

Engineered Systems – Financial Results Revenue Bookings Printing & Identification ($M) . Organic growth: 5.8% . Organic growth: 9.3% 678 39 19 -34 703 675 62 19 -37 720 ($M) Q2 2017 ORG. FX ACQ./ Q2 2018 Q2 2017 ORG. FX ACQ./ Q2 2018 DISP. (2) DISP. (3) (1) Adjusted EBIT, EBITDA & Margin Industrial A D A 20.9% D 18.1% 19.4% . Adjusted EBIT up 16% . Favorable pricing and volume and FX 16.2% 110 21 131 18 -8 -1 3 3 147 -19 127 ($M) ADJ. EBIT D&A (4) ADJ. ORGANIC ACQ./ R&D & FX OTHER ADJ. D&A (6) ADJ. EBIT EBITDA VOLUME DISP. (5) INVEST. EBITDA Q2 2017 Q2 2018 Note: Numbers may not add due to rounding (1) Non-GAAP measures (definition and reconciliation in appendix) (4) Depreciation: $9M, Amortization: $12M (2) Acquisitions: $0M, Dispositions: $34M (5) Acquisitions: $0M, Dispositions: $8M 10 (3) Acquisitions: $0M, Dispositions: $37M (6) Depreciation: $9M, Amortization: $10M

Fluids – Financial Results Revenue Bookings Fueling & Transport ($M) . . Organic growth: 7.0% Organic growth: 12.7% 633 44 14 3 694 631 80 22 4 737 ($M) Pumps Q2 2017 ORG. FX ACQ./ Q2 2018 Q2 2017 ORG. FX ACQ./ Q2 2018 DISP. (2) DISP. (3) Adjusted EBIT, EBITDA & Margin (1) A A D 19.7% D . Adjusted EBIT up 6% 19.0% . Favorable pricing . 14.4% Footprint consolidation costs negatively 13.9% impacting Fueling & Transport Process Solutions 91 33 125 12 1 -2 2 -7 132 -35 97 ($M) ADJ. EBIT D&A (4) ADJ. ORGANIC ACQ./ R&D & FX OTHER ADJ. D&A (6) ADJ. EBIT EBITDA VOLUME DISP. (5) INVEST. EBITDA Q2 2017 Q2 2018 Note: Numbers may not add due to rounding (1) Non-GAAP measures (definition and reconciliation in appendix) (4) Depreciation: $15M, Amortization: $19M (2) Acquisitions: $4M, Dispositions: $2M (5) Acquisitions: $1M, Dispositions: $0M 11 (3) Acquisitions: $5M, Dispositions: $2M (6) Depreciation: $16M, Amortization: $19M

Refrigeration & Food Equipment – Financial Results Revenue Bookings Refrigeration ($M) . . Organic decline: (5.6%) Organic decline: (8.1%) 426 -24 6 -6 402 466 -38 4 -4 429 ($M) Q2 2017 ORG. FX ACQ./ Q2 2018 Q2 2017 ORG. FX ACQ./ Q2 2018 Food Equipment DISP. (2) DISP. (3) Adjusted EBIT, EBITDA & Margin (1) A D A 18.8% D 16.2% . Adjusted EBIT down 22% 15.4% . Pricing is flat 12.8% . Low retail refrigeration volume 66 15 80 -19 -1 3 1 0 65 -14 51 ($M) ADJ. EBIT D&A (4) ADJ. ORGANIC ACQ./ R&D & FX OTHER ADJ. D&A (6) ADJ. EBIT EBITDA VOLUME DISP. (5) INVEST. EBITDA Q2 2017 Q2 2018 Note: Numbers may not add due to rounding (1) Non-GAAP measures (definition and reconciliation in appendix) (4) Depreciation: $7M, Amortization: $7M 12 (2) Acquisitions: $3M, Dispositions: $9M (5) Acquisitions: $0M, Dispositions: $1M (3) Acquisitions: $7M, Dispositions: $11M (6) Depreciation: $6M, Amortization: $7M

2018 FY Guidance 13

Updated FY 2018F Guidance Engineered Refrigeration 2018 Systems Fluids & Food Equip Total Organic revenue 4% - 5% 5% - 6% (4% - 3%) 3% - 4% Acquisitions - 1% 1% 1% Dispositions (5%) - (3%) (3%) Currency (1) 2% 1% 1% 1% Total revenue 1% - 2% 7% - 8% (5% - 4%) 2% - 3% Adjusted EPS: $4.75 - $4.85 (2) (1) Dollar/Euro assumption: 1.17 (2) Adjusted EPS excludes acquisition-related amortization costs and rightsizing costs; assumes 152.2 million weighted average shares 14

Appendix 15

Reconciliation of Q2 2018 Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and calculation of Adj. EBIT margin and Adj. EBITDA margin by Segment (U.S. GAAP) Q2 2018 $ in millions DES DF DRFE Total Revenue 703 694 402 1,798 Earnings from continuing operations - - - 166 Add back: Corporate expense - - - 30 Net interest expense - - - 30 Income tax expense - - - 45 EBIT 127 93 51 271 EBIT % 18.0% 13.4% 12.8% 15.1% Adjustments: Right-sizing expenses 1 4 - 4 Adjusted EBIT - Segment 127 97 51 276 Adjusted EBIT % 18.1% 13.9% 12.8% 15.3% Depreciation and amortization expense 19 35 14 68 Adjusted EBITDA - Segment 147 132 65 343 Adjusted EBITDA % 20.9% 19.0% 16.2% 19.1% 16

Reconciliation of Q2 2017 Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and calculation of Adj. EBIT margin and Adj. EBITDA margin by Segment (U.S. GAAP) Q2 2017 $ in millions DES DF DRFE Total Revenue 678 633 426 1,738 Earnings from continuing operations - - - 142 Add back: Corporate expense - - - 35 Net interest expense - - - 35 Income tax expense - - - 56 EBIT 110 91 66 267 EBIT % 16.2% 14.4% 15.4% 15.4% Adjusted EBIT - Segment 110 91 66 267 Adjusted EBIT % 16.2% 14.4% 15.4% 15.4% Depreciation and amortization expense 21 33 15 69 Adjusted EBITDA - Segment 131 125 80 337 Adjusted EBITDA % 19.4% 19.7% 18.8% 19.4% 17

Reconciliation of Adjusted Earnings from Continuing Operations to Earnings from Continuing Operations and calculation of Adjusted diluted EPS under U.S. GAAP ($ millions) Q2 2018 Q2 2017 Earnings from continuing operations 166 142 Acquisition-related amortization, pre-tax 38 38 Acquisition-related amortization, tax impact (10) (12) Rightsizing and other costs, pre-tax 7 - Rightsizing and other costs, tax impact (1) - Adjusted earnings from continuing operations 200 168 Weighted average shares outstanding – diluted (thousand) 154 158 Diluted EPS ($) 1.08 0.90 Acquisition-related amortization, pre-tax 0.25 0.24 Acquisition-related amortization, tax impact (0.06) (0.08) Rightsizing and other costs, pre-tax 0.04 - Rightsizing and other costs, tax impact (0.01) - Adjusted diluted EPS ($) 1.30 1.07 18

Reconciliation of Free Cash Flow; and EPS from Continuing Operations to Adjusted EPS from Continuing Operations Reconciliation Free Cash Flow Reconciliation Jun 30, June 30, $ in millions 2018 2017 Net Cash provided by Operating Activities 175 198 Capital Expenditures (96) (79) Free Cash Flow 79 119 Adjusted EPS from Continuing Operations Reconciliation Range 2018 Guidance for Eanings per Share from Continuing Operations $ 3.97 $ 4.07 Acquisition-related amortization 0.72 Rightsizing and other costs 0.06 2018 Guidance for Adjusted Eanings per Share from Continuing Operations $ 4.75 $ 4.85 19

Non-GAAP Definitions Definitions of Non-GAAP Measures: Adjusted Earnings from Continuing Operations: is defined as earnings from continuing operations adjusted for the effect of acquisition-related amortization, the Tax Cuts and Jobs Act, gains on disposition of businesses, disposition costs, rightsizing and other costs, and a product recall reserve reversal. Adjusted Diluted Earnings Per Share from Continuing Operations: is defined as adjusted net earnings from continuing operations divided by average diluted shares. Adjusted EBIT by Segment: is defined as earnings from continuing operations before income taxes, net interest expense, corporate expenses, and rightsizing activities. Adjusted EBIT Margin by Segment: is defined as adjusted EBIT by segment divided by segment revenue. Adjusted EBITDA by Segment: is defined as adjusted EBIT by segment plus depreciation and amortization. Adjusted EBITDA Margin by Segment: is defined as adjusted EBITDA by segment divided by segment revenue. Free Cash Flow: is defined as net cash provided by operating activities minus capital expenditures. The tables included in this presentation provide reconciliations of the non-GAAP measures used in this presentation to the most directly comparable U.S. GAAP measures. Further information regarding management’s use of these non-GAAP measures is included in Dover’s earnings release and investor supplement for the second quarter. 20